POLYNOUS GROWTH FUND
                             88 Kearny Street, Suite 1300
                            San Francisco, California 94108

                                   PROSPECTUS



Class A Shares                August 12, 1996 as Supplemented September 25, 1997


Polynous* Growth Fund (the "Fund") seeks to achieve capital appreciation by investing in the equity securities of U.S. companies with total market capitalization at the time of purchase of between $500 million and $5 billion and which, in the opinion of Polynous Capital Management, Inc., will have an annual company revenue growth rate of between 15% and 30%.

The Fund is a separate series of shares of Polynous Trust (the "Trust"), an open-end, management investment company commonly known as a mutual fund. Polynous Capital Management, Inc. (the "Adviser"), serves as the investment adviser of the Fund managing its assets in accordance with its investment objectives stated in this prospectus.


The Fund offers its shares through two separate classes of shares: Class A Shares and Class D Shares. Both classes of shares are identical except as to the expenses borne by each class. These alternative classes permit investors to choose the method of purchasing shares most beneficial to them. This Prospectus provides information concerning Class A Shares. You may receive information concerning Class D Shares by calling (800) 924-3863 or
(415) 956-3384.

The Fund is designed for long-term investors and not as a trading vehicle, and is not intended to present a complete investment program.

This Prospectus sets forth concisely the information regarding the Fund that an investor should know before investing in the Fund. Please read this Prospectus carefully and retain it for future reference. A Statement of Additional Information dated August 12, 1996, which may be revised from time to time, provides a greater in-depth discussion of certain areas which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is available upon request and without charge. To receive a copy, write to the Fund at the address above or call (800) 924-3863 or (415) 956-3384.

*The word "Polynous" in ancient Greece would literally mean "many thoughts".


        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                                 REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS




                                                           Page

                Prospectus Summary                          3
                Expense Summary                             4
                Mission Statement                           5
                Introduction                                5
                The Trust and the Fund                      5
                Investment Objective                        5
                Investment Policies and Strategies          5
                The Polynous Dynamic Value Process          6
                Risk Factors                                7
                Management of the Fund                      7
                The Distribution Plan                       10
                How to Purchase Shares                      10
                How to Redeem Shares                        13
                Shareholder Services                        15
                Net Asset Value                             16
                Dividends and Taxes                         16
                Performance Information                     17
                General Information                         18





Underwriter:	Adviser:

FPS Broker Services, Inc.               Polynous Capital Management, Inc.
3200 Horizon Drive                      88 Kearny Street,  Suite 1300
King of Prussia, Pennsylvania  19406   	San Francisco, California 94108
(800) 528-8069                          (800) 924-3863
(610) 239-4500                          (415) 956-3384




THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

PROSPECTUS SUMMARY



What is the Fund's Investment Objective? Polynous Growth Fund (the "Fund") seeks to achieve long-term capital growth. There can be no assurance that the Fund will be able to achieve its investment objective. See "Investment Objective and Policies".

What are the Permitted Investments? The Fund intends to invest, under normal circumstances, substantially all of its assets in the equity securities of U.S. companies whose total market capitalization at the time of purchase is valued between $500 million and $5 billion and which, in the opinion of Polynous Capital Management, Inc. (the "Adviser"), will have an annual company revenue growth rate of between 15% and 30%. See "Investment Objective" and "The Polynous Dynamic Value Process".

What are the Risks Involved with an Investment in the Fund? The investment policies of the Fund have certain risks and considerations of which investors should be aware. The Fund invests in securities that fluctuate in value, and therefore investors should expect the Fund's net asset value per share to fluctuate. Investing in the equity securities of companies within the target market capitalization involves special risks and considerations not typically associated with investing in the equity securities of larger companies. The securities of such companies are less liquid and more volatile than the securities of larger companies. See "Investment Objective and Policies" and "Risk Factors".

Who is the Investment Adviser? Polynous Capital Management, Inc. serves as the investment adviser of the Fund. See "Expense Summary" and "Management of the Fund".

Who is the Administrator, Transfer Agent and Fund Accounting Agent? FPS Services, Inc. serves as the administrator, transfer agent and fund accounting agent for the Fund. See "Management of the Fund".

Who is the Underwriter? FPS Broker Services, Inc. serves as the underwriter of the Fund's shares. See "Management of the Fund".

Is There a Sales Load? Purchases of Class A Shares are subject to a maximum sales charge of 4.50% and are subject to annual 12b-1 Plan expenses. See "The Distribution Plan" and "How to Purchase Shares".

Is There a Minimum Investment? The minimum initial investment is $2,500 ($1,000 for IRA and SEP accounts) and $200 for subsequent investments.

How do I Purchase Shares? Contact your broker or the underwriter listed above. Class A Shares are offered at the net asset value per share plus a maximum initial sales charge of 4.50% of the offering price and are subject to annual 12b-1 Plan expenses not to exceed 0.25%. See "How to Purchase Shares".

How do I Sell Back (Redeem) Shares? Shares of the Fund may be redeemed at the current net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form. Signature guarantees may be required for certain redemption requests. See "How to Redeem Shares".

How are Distributions Paid? Although the investment program is designed for capital appreciation, some incidental investment income may be generated in the form of dividends or interest. Substantially all of the net investment income (exclusive of capital gains) of the Fund will be distributed in the form of annual dividends. If any capital gains are realized, substantially all of them will be distributed by the Fund at least annually. All dividends and distributions are paid in additional shares (without sales charge) unless payment in cash is requested in writing. See "Dividends and Taxes".

EXPENSE SUMMARY

Shareholder Transaction Expenses:                               Class A

Maximum sales charge imposed on purchases
   (as a percentage of offering price)                          4.50%(1)
Maximum sales charge imposed on reinvested
   dividends (as a percentage of offering price)	        None
Deferred sales charge (as a percentage of
   original purchase price)                                     None
Redemption fees (as a percentage of
   amount redeemed) (2)                                         None

(1)	Reduced for purchases of $50,000 and over.  See "How to Purchase Shares".
(2)	If you want to redeem shares by wire transfer, the Fund's transfer agent charges a fee (currently $9.00) for each wire redemption. Purchases and redemptions may also be made through broker-dealers and others who may charge a commission or other transaction fee for their services.

Annual Fund Operating Expenses:
(as a percentage of average net assets)                         Class A

Advisory Fees (after fee waivers)(3)                            0.00%
12b-1 Fees                                                      0.25%
Other Expenses (4)                                              1.75%
Total Fund Operating Expenses (after fee waivers)(3)            2.00%

(3) The Adviser has, on a voluntary basis, agreed to waive all or a portion of its fees and to reimburse certain expenses of the Fund necessary to limit the total operating expenses for the first year of operations to 2.00% of the Fund's average net assets. The Adviser reserves the right to terminate this waiver or any reimbursement at any time, in its sole discretion. Absent such fee waivers and presuming first year assets at $5 million, advisory fees for the Fund would be 1.00% and estimated total operating expenses would be 7.55% of the Fund's average daily net assets on an annualized basis.
(4) Since the Fund does not have any actual operating history and for purposes of this table, "Other Expenses" is based on estimated amounts for the upcoming fiscal year.

Example
Based on the level of expenses listed above, and (I) imposition of the maximum sales charge, (ii) 5% annual return and (iii) redemption at the end of each time period, the total expenses relating to an investment of $1,000 would be as follows:

					Class A
                      1 Year            $ 64
                      3 Years           $105
			3 Years		  $105

The foregoing example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown. The purpose of the expense tables and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Fund. Additional information may be found under "Management of the Fund". The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table with respect to these shares. However, certain investors may qualify for a reduced sales charge. See "How to Purchase Shares".

Long-term holders of these Shares may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD").

MISSION STATEMENT OF POLYNOUS CAPITAL MANAGEMENT, INC., ADVISER TO THE FUND

At a time when many organizations in the investment management business have redefined their objective to be "asset gathering" and "client retention" rather than investment management excellence, Polynous Capital Management, Inc. believes that there is an opportunity to manage a firm whose sole purpose is to pursue investment management excellence. A principal difference will also be that the owners and associates of Polynous Capital Management, Inc. believe the activity of investment management and its concurrent fiduciary responsibilities are more properly regarded as a profession rather than as a "business". As a profession, no compromises will be tolerated in the pursuit of the best investment management results for this Fund. Although the Adviser will also strive to achieve excellence in its marketing, client service and administration, these areas will always be regarded only as necessary functions supporting our primary investment management activities and not as the principal focus of the firm.

INTRODUCTION

This Prospectus provides a potential investor the information which is needed so that an informed decision may be made as to including shares of the Fund in that investor's investment program. The money that an investor uses to purchase shares of the Fund will be pooled with other shareholders money and collectively invested, or "managed" by the Adviser in accordance with the investment objective of the Fund. The tools used by the Adviser to make those investments of the pooled money are referred to as Investment Policies and Strategies. A major difference between the Investment Objective and Investment Policies and Strategies is that the Investment Objective cannot be changed unless a majority of the shareholders of the Fund approve such a change. Other parts of this Prospectus will explain to a prospective or current shareholder other matters concerning an investment in the Fund such as the Risk Factors involved with such an investment, the companies which provide services to the Fund, the expenses of managing the Fund, the manner by which shares of the Fund may be purchased or sold back as well as the overall management of the Fund. Please read this Prospectus carefully before you invest or send money and keep it for your future reference.

THE TRUST AND THE FUND

Polynous Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Delaware. The Trust is organized to offer separate series of shares and is currently offering a single series of shares called Polynous Growth Fund (the "Fund"). The Fund currently offers two separate classes of shares and additional classes of shares may be added without shareholder approval. Class A Shares and Class D Shares differ with respect to sales charges and minimum initial investment. Except for these differences, each share of the Fund represents an undivided proportionate interest in the Fund. This Prospectus concerns the offering of Class A Shares. For more information regarding Class D Shares, please call
(800) 924-3863 or (415) 956-3384.

INVESTMENT OBJECTIVE

The investment objective of Polynous Growth Fund (the "Fund") is long-term capital appreciation. The Fund seeks to achieve capital appreciation by investing in the equity securities of U.S. companies with total market capitalization at the time of purchase of between $500 million and $5 billion and which, in the opinion of Polynous Capital Management, Inc., will have an annual company revenue growth rate of between 15% and 30%.

This objective is fundamental and may not be changed without a vote of the holders of the majority of the outstanding voting securities of the Fund. The Fund's investment process, known as "The Polynous Dynamic Value Process" described below is not fundamental and may be changed without shareholder approval. Additional investment policies and restrictions are described in the Statement of Additional Information.

INVESTMENT POLICIES AND STRATEGIES

The Adviser may invest in or employ one or more of the following investment policies or strategies to assist in its attempt to attain the Fund's investment objective.

Equity Securities:   Equity securities in which the Fund may invest include
common stocks and  preferred stocks.

Private Placements: The Fund may invest up to 5% of its total assets at the time of investment, in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction). These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid", such security will not be included within the category "illiquid securities", which under current policy may not exceed 15% of the Fund's total net assets. The Fund's policy is to limit illiquid securities (which include, but are not limited to private placements) to a maximum of 15% of total net assets. Repurchase agreements with maturities in excess of seven days will be considered illiquid securities.

The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed.


THE POLYNOUS DYNAMIC VALUE PROCESS

The Adviser's investment process combines the dynamic opportunities of growth stock investing with the valuation disciplines of "value investing". (Value investing refers to the process by which an investment professional chooses certain stocks because that professional believes that they are undervalued relative to some static valuation parameter such as book value). This combination is a natural result of our "many thoughts" about what the Adviser believes is an appropriate balance between return and risk for the Fund.

The Adviser believes that growth stock investing with little or no concern about absolute valuation subjects the Fund to unnecessary risks. Conversely, while value investing has typically outperformed growth investing while also having lower risk, the Adviser believes the lower growth rates of "value" stocks truncate potential returns. The Dynamic Value Process combines the advantageous qualities of each approach in an overall process also having rigorous structure and discipline, thereby offering the Fund a more thoughtful approach using higher growth equities.

In addition to using the positive aspects of each approach, the Adviser seeks to implement an overall investment process that it believes has more similarities with disciplined business management than with a typical investment process. This process is divided into two distinct activities: I) Research, and ii) Portfolio Management; with both having the same structure, control and discipline that may be more often associated with a well managed business.

Each separate activity is further divided into discreet tasks for greater structure. The individual tasks are:

  The Research Process                      The Portfolio Management Process

  1.  Economic/Sector/Industry Analysis1.  Valuation
  2.  Initial Screening                2.  Portfolio Characteristics
  3.  Opportunity Assessment           3.  Buy Discipline
  4.  Comprehensive Risk Assessment    4.  Portfolio Monitoring
  5.  Continuing Review                5.  Sell Discipline / Portfolio
                                           Optimization

Although having this structure, control and discipline is no guarantee of success, the Adviser believes that the requirements of its process will result in both high levels of knowledge about each company before it can be considered for inclusion in the Fund's portfolio and high return prospects for the companies which then satisfy its portfolio purchase discipline. At each step of the process the primary focus is on risk management, not stock selection. The Adviser believes that risk is managed best by knowing more about the Fund's portfolio companies than might be typical and having less expensive companies in our portfolios than also might be typical for a growth fund portfolio.

If the structure of the Adviser's research requirements and portfolio manage-ment requirements result in there not being enough companies meeting these requirements at any given time for the Fund to be fully invested, the Fund is permitted to purchase and temporarily hold liquid assets such as U.S. Treasury securities which are guaranteed by the full faith and credit of the United States. Pending the investment of new subscriptions, the Fund may also temporarily hold liquid assets until there are enough companies meeting the Adviser's "buy discipline". To the extent that the Fund holds high levels of liquid assets, the Fund will not be invested so as to achieve its objective. Contrasted with some practices elsewhere in the investment management industry, the Adviser does not automatically add to existing position sizes when additional cash comes into the Fund from new subscriptions. All purchases, either of new positions or of additions to existing positions, require a certain minimum projected annualized return based on the Adviser's research conclusions. All position sizes must also comply with the Adviser's strict position size limits as specified by the Adviser's "position size/projected return matrix." The Adviser also believes that the requirements of its research process and the time which the Adviser's personnel spend on analyzing each company result in the Adviser investing cash from new subscriptions more slowly than may be typical within the investment management industry. As a result, there may be times during which the Fund holds a higher percentage of its assets in short-term, high-quality instruments than other growth oriented funds.
During periods of significant subscriptions inflows, the Adviser reserves the right to close the Fund to new subscriptions with little or no notice until the Adviser has sufficient new investment opportunities to enable the Fund to be more fully invested. There may also be periods where for defensive purposes when market circumstances so warrant that the Fund may temporarily convert its assets into liquid assets. Liquid assets are defined as U.S. Treasury bills, notes and bonds.

RISK FACTORS

There is no such thing as a guaranteed investment and no one can see into the future. Accordingly, the value of an investment in the Fund will probably fluctuate over time and may be valued higher or lower at the time of redemption. An investment in the Fund should be only a part of an overall investment strategy. Before investing, please consider the following special factors in determining the appropriateness of an investment in the Fund. No assurance can be given as to the success of the Adviser's investment program.

Mid-Cap Sized Companies
The Adviser attempts to reduce the overall risks connected with investing in equity securities through the implementation of its investment process. Some, or even a substantial portion of the companies in which the Fund will invest, however, are likely to have limited product lines, smaller markets and more limited financial resources than larger companies. Also, some of these companies are relatively young employing unseasoned management. The securities of these companies may have limited marketability and be subject to abrupt or erratic market movements compared to the securities of larger and more established companies. Many of the securities of the companies chosen for the Fund's portfolio are traded on the over-the-counter-market (NASDAQ Market) and while this market has grown substantially over the past seven years, it cannot be stated that this growth will continue. Further, the securities on the NASDAQ sometimes trade less often and in smaller volumes that those securities on the larger exchanges. The value of NASDAQ securities may fluctuate more sharply than the exchange listed securities and the Fund may find it difficult to sell certain portfolio securities under severe market circumstances.

MANAGEMENT OF THE FUND

The Board of Trustees
The Trust has a Board of Trustees that establishes the Fund's policies and supervises and reviews the management of the Fund. The day-to-day operations of the Fund are administered by the officers of the Trust and by the Adviser pursuant to the terms of the Investment Advisory Agreement with the Fund. The Trustees review the various services provided by the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner. Information pertaining to the Trustees and executive officers is set forth in the Statement of Additional Information.

The Investment Adviser
Polynous Capital Management, Inc. serves as the Fund's investment adviser and manager, and is an investment adviser registered as such under the Investment Advisers Act of 1940, as amended. The Adviser does not have any past exper-ience managing mutual funds but its principal has managed mutual funds in prev-ious assignments. See "Portfolio Management" below. The principal business address of the Adviser is 88 Kearny Street, Suite 1300, San Francisco, California 94108.

The Adviser makes the investment decisions concerning the assets of the Fund and continuously reviews, supervises and administers the Fund's investment programs, subject to the supervision of, and policies established by the Trustees of the Fund.

Management Fees
The Adviser believes that the benefits from the economies of scale available in the investment management industry should be shared with the shareholders of the Fund. As such, the annual advisory fees described in the following table have defined "break points" at various levels of assets for the Fund. For providing investment advisory services, the Fund pays the Adviser a monthly fee which is calculated daily by applying the following annual rates: 1.00% on assets $100 million and below, 0.75% on the next $150 million, 0.60% on the next $250 million, 0.50% on the next $500 million, and 0.40% on all amounts above $1 billion. The table below offers a theoretical example of the annual percentage management fee if the Fund's assets were fixed at the following amounts for an entire year:

           Fund Size                       Annual Management Fee
           $100 million                          1.000%
           $250 million                           .850%
           $500 million                           .725%
           $1 billion                             .6125%
           $2 billion                             .50625%

As the assets of open-ended mutual funds may vary widely within a given year, the example above is theoretical and the total management fee within the Fund's fiscal year as a percentage of year-end Fund assets may vary significantly from the percentage figures in the example. The investment advisory fee schedule listed above, particularly at lower amounts of Fund assets, result in fees higher than that paid by most investment companies, although the Advisor believes the fees comparable to that paid by investment companies with similar investment objectives and policies. From time to time, the Adviser may voluntarily waive all or a portion of its management fee and/or absorb certain expenses of the Fund without further notification of the commencement or termination of any such waiver or absorption. Any such waiver or absorption will have the effect of lowering the overall expense ratio of the Fund and increasing the Fund's overall return to investors at the time any such amounts are waived and/or absorbed. The Adviser has voluntarily agreed to waive all or a portion of its fee, and/or to reimburse expenses of the Fund to the extent necessary in order to limit net operating expenses for the first year of operations to an annual rate of not more than 2.00% of the Fund's average daily net assets. The Adviser reserves the right to terminate its voluntary fee waiver and reimbursement at any time, in its sole discretion. Any reductions in its fee that are made by the Adviser are subject to reimbursement by the Fund within the following three years, provided that the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

Portfolio Management
Kevin L. Wenck is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Wenck has been investing his own portfolio since 1968 and first began managing portfolios for others in 1974. Mr. Wenck founded Performance Management in 1977 to manage portfolios for individuals outside his immediate family and continued those activities until 1983. Mr. Wenck's most recent experience before founding Polynous Capital Management in May 1996 included five years managing mid-cap and small-cap growth stock portfolios with G.T. Capital Management. Part of Mr. Wenck's responsibilities at G.T. Capital Management (renamed LGT Asset Management in 1996) included being portfolio manager for the G.T. Global: America Growth Fund, which he managed from July 1, 1991 through April 30, 1996. During this period that fund grew from approximately $100 million in assets to over $700 million in assets and was ranked 22nd out of 286 growth funds as classified by Micropal over the four year and ten month period ending April 30, 1996. Supporting Mr. Wenck at Polynous Capital Management are two analysts, Eric Wold and Don Clark, and a trader, Erin Fry Sinclair, who worked with Mr. Wenck at G.T. Capital Manage-ment. Mr. Wenck's investment process on which the Adviser relies, has remained virtually unchanged since 1987. Mr. Wenck's other professional investment experience includes three years managing small-cap growth stock portfolios with Matuschka & Co.

Mr. Wenck's other principal business experience includes two years with Advanced Micro Devices where he was responsible for corporate-level budgets and forecasts as a member of the Corporate Planning department. Additional experience includes product development work with Applied Expert Systems, an artificial intelligence software company, and also a number of entrepreneurial activities in various types of businesses.

Mr. Wenck's professionally oriented educational experience includes being awarded an M.B.A. degree in 1985 from Amos Tuck School of Business at Dartmouth College and being awarded his C.F.A. designation in 1986. Mr. Wenck's undergraduate degree was awarded by Marlboro College in 1981 where he majored in Philosophy and Classical Literature.

The Underwriter
FPS Broker Services, Inc. ("FPBS"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, serves as statutory Underwriter pursuant to an agreement. The Underwriter serves the limited purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in the sale of shares.

The Administrator
FPS Services, Inc. ("FPS"), which has its principal business address at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, serves as administrator of the Fund pursuant to an Administrative Services Agreement. The services that FPS provides to the Fund include: coordinating and monitoring of any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.

The Custodian, Transfer Agent and Fund Accounting/Pricing Agent
The Bank of New York serves as custodian for the safekeeping of securities and cash of the Fund.

FPS serves as the Fund's transfer agent. As a transfer agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Shareholder inquiries should be addressed to the transfer agent at (800) 528-8069 or (610) 239-4500.

FPS also performs certain accounting and pricing services for the Fund, including the daily calculation of the Fund's net asset value per share.

Fund Expenses
The Fund is responsible for all of its own expenses. Such expenses may include, but are not limited to: management fees; legal expenses; audit fees; printing and postage costs (e.g. costs of printing annual reports, semi-annual reports and prospectuses which are distributed to existing shareholders); brokerage commissions; the expenses of registering and qualifying shares of the Fund for sale with the Securities and Exchange Commission and with various state securities commissions; expenses of the organization of the Fund;
transfer agent, custodian and administrator fees; the expenses of obtaining quotations of portfolio securities and pricing the Fund's shares; trade association dues; all costs associated with shareholder meetings and the preparation and dissemination of proxy materials; costs of liability insurance and fidelity bonds; fees for Trustees who are not officers, directors or employees of the Adviser; and any extraordinary and nonrecurring expenses which are not expressly assumed by the Adviser. Class-specific expenses relating to distribution fee payments associated with a Rule 12b-1 plan for a particular class of shares and any other costs relating to implementing or amending such plan (including obtaining shareowner approval of such plan or any amendment thereto), will be borne solely by shareowners of such class or classes. Other expense allocations which may differ among classes, or which are determined by the Trustees to be class-specific, may include but are not limited to: printing and postage expenses related to preparing and distributing required documents such as shareowner reports, prospectuses, and proxy statements to current share-owners of a specific class; SEC registration fees and state blue sky fees incurred by a specific class; litigation or other legal expenses relating to a specific class; Trustee fees or expenses incurred as a result of issues relating to a specific class; and different transfer agency fees attributable to a specific class.


Brokerage
The Fund may execute brokerage or other agency transactions through an affiliate of the Adviser or through FPBS for which the affiliate or FPBS may receive "usual and customary" compensation. The Adviser will use its best efforts to obtain the best available price and most favorable execution with respect to all transactions of the Fund. Subject to policies established by the Board of Trustees, however, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer. In selecting and monitor-ing broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition. All commissions paid are reviewed quarterly by the Board of Trustees of the Trust.

Portfolio Turnover
The Fund anticipates the annual portfolio turnover rate will not exceed 150%. If the Fund does have a portfolio turnover of 150%, it may experience higher broker fees, transaction costs and higher capital gains which must be passed through to the shareholder.

THE DISTRIBUTION PLAN

The Board of Trustees of the Fund has adopted a distribution plan for the shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amend ed (the "Plan"). As provided in the Plan, the Fund will pay an annual fee up to 0.25% of the average daily net assets to the Underwriter. From this amount, the Underwriter may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, and broker-dealers who assist in the distribution of the shares of the Fund or provide services with respect to both classes of shares of the Fund, pursuant to service agreements with the Fund. The Plan is characterized as a compensation plan because the distribution fee will be paid to the Underwriter without regard to the distribution or shareholder service expenses incurred by the Underwriter or the amount of payments made to financial institutions and intermediaries. The Fund intends to operate the Plan in accordance with its terms and within NASD rules concerning sales charges.

The fees paid to the Underwriter under the Plan are subject to the review and approval by the Trust's unaffiliated trustees who may reduce the fees or terminate the Plan at any time. All such payments made pursuant to the Plan shall be made for the purpose of selling shares issued by each respective class of shares. The distribution fee of one class will not be used to subsidize the sale of the other class of shares.


HOW TO PURCHASE SHARES

General
The Fund offers these shares to the general public on a continuous basis through the Underwriter by mail subject to annual distribution expenses pursuant to Rule 12b-1. See "The Distribution Plan". Shares of the Fund are offered only to residents of states in which the shares are eligible for purchase.

Purchase orders for shares of the Fund that are received by FPS in proper form by the close of regular trading on the New York Stock Exchange ("NYSE")(currently 4:00 p.m. Eastern time), on any day that the NYSE is open for trading, will be purchased at the Fund's next determined public offering price.
Orders for Fund shares received after the close of the NYSE (currently 4:00 p.m. Eastern time) will be purchased at the public offering price determined on the following business day.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The Fund reserves the right to vary the initial investment minimum and minimums for additional investments at any time. In addition, the Adviser may waive the minimum initial investment requirement for any investor.

Purchases By Mail
Shares of the Fund may be purchased initially by completing the application accompanying this Prospectus and mailing it to the transfer agent, together with a check payable to "Polynous Growth Fund". The check or money order and application should be mailed to FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903. If this is an initial purchase, please send a minimum of $2,500 (or $1,000 for IRA and SEP accounts).

Subsequent investments in an existing account in the Fund may be made at any time by sending a check payable to "Polynous Growth Fund", c/o FPS Services, Inc., P.O. Box 412797, Kansas City, Missouri 64141-2797. Please enclose the bottom portion of your account statement, and indicate the amount of the investment.

Purchases By Wire Transfer
An investor may make purchases by wire, but before making an initial investment by wire, an investor must first telephone the transfer agent at (800) 528-8069 or (610) 239-4500 in order to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number and address must be specified in the wire. In addition, an account application should be promptly forwarded to: FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903. Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to:

                       United Missouri Bank KC NA
                            ABA #10-10-00695
                         For: FPS Services, Inc.
                           A/C 98-7037-071-9
                        FBO "Polynous Growth Fund"
                      Shareholder Name and Account Number

Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The shareholder's bank may impose a fee for investments by wire. The Fund will not be responsible for the consequence of delays, including delays in the bank-ing or Federal Reserve wire systems. Wire orders for shares of the Fund received by dealers prior to 4:00 p.m. Eastern time, and received by FPS before 5:00 p.m. Eastern time on the same day, are confirmed at that day's public offering price. Orders received by dealers after 4:00 p.m. Eastern time are confirmed at the public offering price on the following business day. It is the dealer's obligation to place the order with FPS before 5:00 p.m. Eastern time.

Purchases Through Broker-Dealers
The Fund may accept telephone orders only from brokers, financial institutions or service organizations which have been previously approved by the Fund. It is the responsibility of such brokers, financial institutions or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Fund purchased through brokers, financial institu-tions, service organizations, banks and bank trust departments, may charge the shareholder a transaction fee or other fee for its services at the time of purchase.

Subsequent Investments
Once an account has been opened, subsequent purchases may be made by mail, bank wire, automatic investing or direct deposit. The minimum for subsequent investments is $200 for all accounts. When making additional investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to "Polynous Growth Fund" and mailed to FPS Services, Inc., P.O. Box 412797, Kansas City, Missouri 64141-2797. Orders to purchase shares are effective on the day FPS receives your check or money order.

All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the United States. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned. The Fund and FPS each reserve the right to reject any purchase order in whole or in part.


Purchase of Class A Shares

Class A Shares of the Fund are offered at the public offering price which is the current net asset value per share next determined after receipt of a purchase order in proper form by the transfer agent, plus any applicable sales charge. The sales charge is a variable percentage of the offering price, depend-ing upon the amount of the sale. No sales charge will be assessed on the reinvestment of distributions. See "Reduced Sales Charges". Shares may also be bought and sold through any securities dealer having a dealer agreement with FPBS, the Fund's principal underwriter.

The minimum initial investment for Class A Shares is $2,500 ($1,000 for IRA and SEP accounts) and subsequent purchases must be at least $200.

The following table shows the regular sales charge on Class A Shares of the Fund together with the reallowance paid to dealers and the agency commission paid to brokers, collectively the "commission":

                                                             Sales Charge as   Reallowance and Bro-
                                           Sales Charge as   Percentage        kerage Commission
Class A Shares Amount of Purchase          Offering Price    Invested          Offering Price
Less than $50,000                          4.50%              4.71%            4.00%
$   50,000 or more but less than $100,000  4.00%              4.17%            3.50%
$ 100,000 or more but less than $250,000   3.00%              3.09%            2.75%
$ 250,000 or more but less than $500,000   2.00%              2.04%            1.75%
$  500,000 or more                         0%                 0%               *

* The distributor will pay the following commissions to brokers that are responsible for purchases of any single purchaser of Class A shares of $500,000 or more in the aggregate: 1.00% of the purchase amount up to $2.5 million, plus 0.50% on the excess over $2.5 million. To calculate the total commission payable for a purchase, the distributor will combine purchases made by a single client over a rolling 13 month period from the date of the initial purchase.

The commissions shown in the table apply to sales through financial institu-tions and intermediaries. Under certain circumstances, the Underwriter or a sub-distributor may use its own funds to compensate financial institutions and intermediaries in amounts that are in addition to the commissions shown above. The Underwriter or a sub-distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of shares of the Fund. Such other compensation may take the form of pay-ments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or outside of the United States. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to certain financial institutions and intermediaries, who might then be deemed to be "underwriters" under the Securities Act of 1933, as amended.

Reduced Sales Charges
The sales charge for purchases of Class A Shares of the Fund may be reduced through Rights of Accumulation or Letter of Intent. To qualify for a reduced sales charge, an investor must so notify his or her broker at the time of each purchase of shares which qualifies for the reduction.

Rights of Accumulation
A shareholder may qualify for a reduced sales charge by aggregating the net asset values of shares requiring the payment of an initial sales charge, previously purchased and currently owned, with the dollar amount of shares to be purchased.

Letter of Intent
An investor may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of the Letter of Intent, the transfer agent will hold shares representing 4.50% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, a shareholder's escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the shareholder would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. It is the shareholder's responsibility to notify the transfer agent at the time the Letter of Intent is submitted that there are prior purchases that may apply.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Fund for their own account or for trust or custodial accounts of their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 and 457 of the Internal Revenue Code of 1986, as amended, including related plans of the same employer.


Sales Charge Waiver

The sales charge may be waived for certain purchases of Fund Shares and it is the investor's responsibility to notify the transfer agent before such waiver may be exercised. The waiver applies to the following types of investors: (1) any financial institution or adviser regulated by federal or state governmental authority when the institution or adviser is purchasing shares for its own account or for an account for which the institution or adviser is authorized to make investment decisions (i.e., a discretionary account); (2) Trustees, Officers and employees of the Fund, the Adviser, and the Underwriter (including members of their immediate families and their retirement accounts or plans);
(3) Trustees, officers and employees of the Fund's service providers;
(4) customers, clients or accounts of the Adviser or other investment advisers or financial planners who charge a fee for their services; (5) retirement accounts or plans, or deferred compensation plans and trusts funding such plans for which a depository institution, trust company or other fiduciary holds shares purchased through the omnibus accounts for the Fund; (6) qualified employee benefits plans created under Section 401 of the Internal Revenue Code (but not IRA's or SEP's); (7) any non-profit institution investing $1 million or more and (8) investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor had paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase. The sales charge is also waived for any registered representatives, employees or principals of securities dealers (including members of their immediate families) having a sales agreement with the distributor.


HOW TO SELL BACK (REDEEM) SHARES

Shareholders may redeem their shares of the Fund without being subject to any redemption charge on any business day that the NYSE is open for business. Redemptions will be effective at the current net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below.

Redemption By Mail
Shareholders may redeem their shares by submitting a written request for redemption to FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903.

A written request must be in good order which means that it must: (i) identify the shareholder's account name and account number; (ii) state the number of shares or dollar amount to be redeemed and (iii) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, the transfer agent requires a signature guarantee for the signature of each person in whose name an account is registered for any redemption requests exceeding $10,000. A guarantee may be obtained from any commercial bank, credit union, member firm of a national securities exchange, registered securities association, clearing agency and savings and loan association. A credit union must be authorized to issue signature guarantees; notary public endorsement will not be accepted. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.


Redemption By Telephone
Shareholders who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by calling the transfer agent at
(800) 528-8069 or (610) 239-4500 during normal business hours. In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request with a signature guarantee must be sent to the transfer agent at the address listed above, under the caption "Redemption By Mail".

The Fund reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures for redemption by mail.


Money Market Exchange Privilege

Shareholders may redeem any or all shares of the Fund and automatically invest the proceeds through the Polynous Money Market Fund account, in the Cash Account Trust Money Market Portfolio ( the "Money Market Portfolio"), an unaffiliated, separately managed, money market mutual fund. The exchange privilege with the Money Market Portfolio does not constitute an offering or recommendation of the shares of the Money Market Portfolio by Polynous or the Distributor. FPS Services, Inc. is compensated for administrative services it performs with respect to the money market portfolio.

Shareholders who wish to use this exchange privilege may elect the service on the account application. Fund shareholders should not order shares of Polynous Money Market Fund without first receiving the current prospectus for the Polynous Money Market Fund. By giving exchange instructions, a shareholder will be deemed to have represented that he has received the current prospectus for Polynous Money Market Fund.

The Fund reserves the right to reject any exchange request or otherwise modify, restrict or terminate the exchange privilege at any time upon at least 60 days prior notice.

Exchanges of Fund shares are subject to the other requirements of Polynous Money Market Fund into which the exchange is made.


General Redemption Information
A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form. If you have any questions with respect to the proper form for redemption requests you should contact the transfer agent at (800) 528-8069 or (610) 239-4500.

Redemptions will be processed only on a business day during which the NYSE is open for business. Redemptions will be effective at the current net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described above. The Fund normally sends redemption proceeds on the next business day, but, in any event, redemption proceeds are sent within seven calendar days of receipt of a redemption request in proper form. Payment may also be made by wire directly to any bank previously designated by an investor on his or her new account application. There is a $9.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. It should also be noted that banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations.

Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day on which the Fund calculates its net asset value are effective as of that day. Redemption requests received after the close of the NYSE will be effected at the net asset value per share determined on the next business day following receipt. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

The Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Trustees, result in the necessity of the Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund.

Pursuant to the Fund's Trust Instrument, however, payment for shares redeemed may also be made in kind, or partly in cash and partly in-kind. The Fund has elected, pursuant to Rule 18f-1 under the 1940 Act to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any 90 day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described below. See "Net Asset Value". In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.

The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission has, by order, permitted such suspension; (3) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

Shares of the Fund may be redeemed through certain brokers, financial institutions, service organizations, banks, and bank trust departments who may charge the investor a transaction or other fee for their services. Such additional transaction fees would not otherwise be charged if the shares were redeemed directly from the Fund.

Telephone Transactions
Shareholders who wish to redeem their shares by telephone must first elect the option, as described above. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the Fund and its transfer agent require personal identification information before accepting a telephone redemption. To the extent that the Fund or its transfer agent fail to use reasonable procedures to verify the genuineness of telephone instructions, the Fund may be liable for losses due to fraudulent or unauthorized instructions. The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transactions initiated by telephone.

No purchases of shares may be made by telephone unless made by a licensed investment professional with whom an agreement has been signed by the Underwriter.

Minimum Balances
Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to involuntarily redeem shares in any account at its then current net asset value (which will be promptly paid to the shareholder) if at any time the total investment does not have a value of at least $500 as a result of redemptions, but not market fluctuations. A shareholder will be notified that the value of his or her account is less than the required minimum and such shareholder will be allowed at least 60 days to bring the value of his or her account up to the minimum before the redemption is processed.

SHAREHOLDER SERVICES

The following special services are available to shareholders of the Fund. There are no charges for the programs noted below and a shareholder may change or stop these plans at any time by written notice to the Fund.

Automatic Investment Plan
Once an account has been opened, a shareholder can make additional monthly purchases of shares of the Fund through an automatic investment plan. An investor may authorize the automatic withdrawal of funds from his or her bank account by opening his or her account with a minimum of $2,500 and completing the appropriate section on the new account application enclosed with this Prospectus. Subsequent monthly investments are subject to a minimum required amount of $100.

Retirement Plans
The Fund is available for investment by pension and profit sharing plans including Individual Retirement Accounts, SEP, Keogh, 401(k) and 403(b) plans through which an investor may purchase Fund shares. For details concerning any of the retirement plans, please call the Fund at (800) 924-3863 or (415) 956-3384.

NET ASSET VALUE

The net asset value per share is calculated separately for each class of the Fund and is computed once daily as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time. Currently, the NYSE is closed on the following holidays or days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of outstanding shares. Expenses are accrued daily and applied when determining the net asset value. The portfolio securities of the Fund listed or traded on a stock exchange are valued at the latest sale price. If no sale price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the- counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. The Fund's equity securities are valued based on market quotations or, when no market quotations are available, at fair value as determined in good faith by, or under direction, of the Board of Trustees.

Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value.
When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.

Net asset value is calculated separately for each class of the Fund based on expenses applicable to the particular class. Although the methodology and procedures for determining net asset value are identical for the Fund's classes, the net asset value of the classes may differ because of the different fees and expenses charged to each class.

DIVIDENDS AND TAXES

Dividends
The Fund will distribute its net investment income annually in December. Any net gain realized from the sale of portfolio securities and net gains realized from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years, in which case no such gain will be distributed. Such income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless a shareholder elects to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends paid by the Fund with respect to Class A shares are calculated in the same manner and at the same time. Both Class A and Class D Shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that the per share dividends of Class A Shares will differ from the per share dividends of Class D Shares as a result of additional distribution expenses applicable to Class D Shares.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value, and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date (the "ex-date") at the net asset value determined at the close of business on that date. Dividends and distributions are treated the same for tax purposes whether received in cash or reinvested in additional shares. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

Taxes
The Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent that its earnings and net realized capital gains are distributed to shareholders. To so qualify, the Fund will, among other things, limit its investments so that, at the close of each quarter of its taxable year,
(I) not more than 25% of the market value of the Fund's total assets will be invested in the securities of any single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of any single issuer, and the Fund will not own more than 10% of the outstanding voting securities of any single issuer.

An investment in the Fund has certain tax consequences, depending on the type of account. The Fund will distribute all of its net investment income to shareholders. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Distributions are generally taxable when they are paid, whether in cash or by reinvestment in additional shares, except that distributions declared in October, November or December and paid in the following January are taxable as if they were paid on December 31. If you have a qualified retirement account, taxes are generally deferred until distributions are made from the retirement account.

For federal income tax purposes, income dividends and short-term capital gain distributions are taxed as ordinary income. Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital loss) are usually taxed as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash.

Shareholders may be subject to a 31 percent back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Fund, or if to the Fund's knowledge, an incorrect number has been furnished. An individual's taxpayer identification number is his/her social security number.

Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Information accompanying a shareholder's statement will show the portion of those distributions that are not taxable in certain states. Further information regarding the tax consequences of investing in the Fund is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisers for more specific information on the tax consequences of particular types of distributions.

The Fund intends to make sufficient distributions prior to the end of each calendar year in order to avoid liability for federal excise tax.

Sale, exchange or redemption of the Fund's shares is a taxable event to the shareholder.


PERFORMANCE INFORMATION

Performance information such as total return for the Fund may be quoted in advertisements or in communications to shareholders. Such performance information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, because the net investment return of the Fund changes in response to fluctuations in market conditions, interest rates and Fund expenses, any given performance quotation should not be considered representative of the Fund's performance for any future period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund's total return is the change in value of an investment in the Fund over a particular period, assuming that all distributions have been reinvested.
Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Average annual return reflects the average percentage change per year in the value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period. Please refer to the Statement of Additional Information for more information on performance.


GENERAL INFORMATION

Trustees and Officers of the Fund
The Trustees of the Fund have overall responsibility for the operation of the Fund. The officers of the Fund who are employees or officers of the Adviser serve without compensation from the Fund.

Description of Shares
The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value. Shares of the Fund represent equal proportionate interests in the assets of the Fund only, and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares. Currently, there are two classes of shares issued by the Fund. The validity of shares of beneficial interest offered by this prospectus will be passed on by Shartsis, Friese & Ginsburg, One Maritime Plaza, 18th Floor, San Francisco, California 94111. All accounts will be maintained in book entry form and no share certificates will be issued.


Voting Rights

A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). All shares of the Fund participate equally in regard to dividends, distributions, and liquidations with respect to the Fund. Shareholders do not have preemptive, conversion or cumulative voting rights.

Shareholder Meetings
The Trustees are not required, and do not intend, to hold annual meetings of shareholders. The Trustees have undertaken to the SEC, however, that they will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by holders of not less than 10% of the outstanding shares of the Fund. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

Shareholder Reports and Inquiries
The Trust issues unaudited financial information semiannually and audited financial statements annually. Shareholder inquiries should be addressed to the Fund c/o Polynous Capital Management, Inc., 88 Kearny Street, Suite 1300, San Francisco, California 94108 (800) 924-3863 or (415) 956-3384. Purchase and
redemption transactions should be made through the transfer agent by calling
(800) 528-8069 or (610) 239-4500.

INVESTMENT ADVISER

Polynous Capital Management, Inc.
88 Kearny Street, Suite 1300
San Francisco, California 94108
(800) 924-3863
(415) 956-3384
www.polynous.com

UNDERWRITER

FPS Broker Services, Inc.
3200 Horizon Drive
King of Prussia, Pennsylvania 19406


SHAREHOLDER SERVICES

FPS Services, Inc.
3200 Horizon Drive
King of Prussia, Pennsylvania 19406
(800) 528-8069
(610) 239-4500

CUSTODIAN

The Bank of New York
48 Wall Street
New York, New York 10286


LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
345 California Street
San Francisco, California 94104


AUDITORS

Deloitte & Touche LLP
50 Fremont Street
San Francisco, California 94105


For Additional Information about Polynous Growth Fund call:
(800) 924-3863
(415) 956-3384

Polynous Growth Fund